PHL VARIABLE INSURANCE COMPANY

PHLVIC Variable Universal Life Account

Phoenix Joint Edge® VUL

SUPPLEMENT DATED OCTOBER 9, 2012

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2011

This supplement describes certain events affecting our financial statements.

Restatement of Financial Statements

We have determined that our audited financial statements for the years ended December 31, 2011, 2010, and 2009 and our unaudited financial statements for the quarterly periods ended June 30, 2012, March 31, 2012, September 30, 2011, June 30, 2011, and March 31, 2011, prepared on the basis of generally accepted accounting principles (“GAAP”), should be restated to correct certain errors. The discussion of our revised financial results contained in this supplement has been prepared by management and represents management’s current assessment of the revised results, which have not been audited or reviewed by our independent registered public accounting firm.

These errors were identified primarily in the GAAP accounting for an intercompany reinsurance treaty between us and our indirect parent, Phoenix Life Insurance Company (“PLIC”), entered into in 2008 with respect to certain universal life insurance policies issued in 2008, and relate to ceded premiums and certain periodic adjustments to receivables, deferred acquisition costs, and liability for policyholder benefits in our GAAP financial statements beginning with the year ended December 31, 2008. As a result of these errors, we believe that our net loss was understated and stockholder’s equity was overstated at December 31, 2011, 2010, 2009, and 2008. We believe that the overall impact of the adjustments will not exceed approximately 15% of GAAP stockholder’s equity as of June 30, 2012. Our stockholder’s equity was $626.7 million at June 30, 2012. Accordingly, these financial statements and related financial information, which are included in filings we make with the Securities and Exchange Commission (the “SEC”), should no longer be relied upon.

We will file restated financial statements to correct these errors as soon as practicable. Until we have made these filings with the SEC restating our financial results, we have decided to cease new sales of our insurance and annuity contracts registered with the SEC.

What This Means To You

We know it is important for you to understand how these events may affect you. These errors are not expected to have any material effect on our ability to perform our obligations to you under your contract.

We prepare our financial statements both on the basis of statutory accounting principles, as required by our state insurance regulators, as well as according to GAAP. The errors described above are not expected to have a material impact on our statutory financial results for any of the periods noted. These errors are also not expected to have a material impact on the calculation of our risk-based capital, which is based on a formula developed by the National Association of Insurance Commissioners (“NAIC”) to measure the minimum amount of capital that an insurance company needs to support its overall business operations. Further, these errors had no impact on the consolidated financial statements of PLIC or of our ultimate parent, The Phoenix Companies, Inc.

Any guarantees we provide under your contract, such as those associated with interest crediting, death benefit options, lifetime withdrawal benefits, and any guarantees provided by rider, are paid from our general account. Any amounts that we are obligated to pay under your contract from our general account are subject to our financial strength and claims-paying ability.

If you own a variable annuity contract or variable life insurance policy, amounts you allocate to the variable investment options available through your contract are held in a separate account established for the benefit of contract owners. The separate account is not part of our general account, and the financial statements of the separate account are not affected by the errors described in this supplement.

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Ongoing Contract Transactions

If you currently own an insurance or annuity contract issued by us, you may continue to make transactions according to the terms of your contract and prospectus, including:

•	making additional premium payments into your contract (if otherwise permitted);
•	transferring or reallocating your contract value among investment options;
•	taking policy loans (if offered);
•	transferring contract values to the market value adjusted account and renewing expiring guarantee periods (if applicable); and
•	any other transactions offered under your contract.

We encourage you to contact us at 1-800-541-0171 if you have any questions about making transactions under your contract.

Where to Get More Information

We file annual, quarterly and current reports, proxy statements, and other information about us with the SEC. This information is available free of charge by contacting PHL Variable at: Investor Relations, One American Row, P.O. Box 5056, Hartford, CT 06102-5056 or by telephone at 860-403-7100. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request.

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This supplement should be retained with your prospectus for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, future developments affecting us and our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning trends and future developments and their potential effects on us. They are not guarantees of future developments or performance. Actual developments and our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact developments, our business, financial condition or results of operations or which may cause actual developments or results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC. You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual developments, results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this supplement, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this supplement, such statements or disclosures will be deemed to modify or supersede such statements in this supplement to the extent incorporated by reference herein.

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